                                                                    EXHIBIT 3.5

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                              CERTIFICATE OF MERGER

                                       of

                              SUGAR CAMP COAL, LLC

I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Merger of the above Domestic Limited Liability Company (LLC) have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Flexibility Act.

The following non-surviving entity(s):

                             ARCLAR COMPANY, L.L.C.
                  a(n) Domestic Limited Liability Company (LLC)
                          BLACK BEAUTY ILLINOIS, L.L.C.
                  a(n) Domestic Limited Liability Company (LLC)

                   merged with and into the surviving entity:
                              SUGAR CAMP COAL, LLC

The name following said transaction will be:
                               ARCLAR COMPANY, LLC

NOW, THEREFORE, with this document I certify that said transaction will become effective Tuesday, January 01, 2002.

[SEAL OF THE STATE OF INDIANA]

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, December 26, 2001.

/s/ Sue Anne Gilroy

SUE ANNE GILROY,
SECRETARY OF STATE

                               ARTICLES OF MERGER

                                       OF

   BLACK BEAUTY ILLINOIS, L.L.C. AND ARCLAR COMPANY, L.L.C. (COLLECTIVELY, THE
       "NON-SURVIVING LLC's") INTO SUGAR CAMP COAL, LLC ("SURVIVING LLC")
                                       AND
                     ARTICLES OF AMENDMENT CHANGING NAME TO
                               ARCLAR COMPANY, LLC

         Pursuant to I.C. 23-18-7-1 et seq., and in compliance with the relevant requirements of the Indiana Code, the above-referenced limited liability companies, desiring to effect a merger, hereby set forth and represent the following:

                                    ARTICLE I
                                SURVIVING ENTITY

         A. NAME. The name of the limited liability company surviving the merger is:

                              SUGAR CAMP COAL, LLC

         B. ORGANIZATION AND DOMICILE. The Surviving LLC is a domestic Indiana limited liability company organized on September 22, 1997.

                                   ARTICLE II
                       MERGING LIMITED LIABILITY COMPANIES

         A. NAME, The names of the limited liability companies merging with and into the Surviving LLC are:

                          BLACK BEAUTY ILLINOIS, L.L.C.
                             ARCLAR COMPANY, L.L.C.

         B. ORGANIZATION AND DOMICILE. Black Beauty Illinois, L.L.C. is a domestic Indiana limited liability company organized on December 8, 1998. Arclar Company, L.L.C. is a domestic Indiana limited liability company organized on December 14, 1998.

                                   ARTICLE III
                                 PLAN OF MERGER

         A Plan of Merger ("Plan") was adopted in accordance with and containing such information as required by the applicable laws of the State of Indiana. A copy of the Plan is attached hereto, marked as Exhibit "A" and made a part hereof.

                                   ARTICLE IV
                                  AUTHORIZATION

         The Plan was duly authorized and approved by each constituent business entity in accordance with I.C. 23-18-7-3. The approving action for the Surviving LLC is as follows:

--------------------------------------------------------------------------------------------
       Member Name                   Percentage Interest            Date of Approval of Plan
--------------------------------------------------------------------------------------------
Black Beauty Coal Company                    75%                        December 20, 2001
--------------------------------------------------------------------------------------------
  Franks Energy, L.L.C.                      25%                        December 20, 2001
--------------------------------------------------------------------------------------------

The approving action for each of the Non-Surviving LLC's is as follows:

                          BLACK BEAUTY ILLINOIS, L.L.C.

--------------------------------------------------------------------------------------------
    Member Name                    Percentage Interest            Date of Approval of Plan
--------------------------------------------------------------------------------------------
Sugar Camp Coal, LLC                      100%                       December 20, 2001
--------------------------------------------------------------------------------------------

                             ARCLAR COMPANY, L.L.C.

------------------------------------------------------------------------------------------------
         Member Name                    Percentage Interest            Date of Approval of Plan
------------------------------------------------------------------------------------------------
     Sugar Camp Coal, LLC                       50%                        December 20, 2001
-----------------------------------------------------------------------------------------------
Black Beauty Illinois, L.L.C.                   50%                        December 20, 2001
-----------------------------------------------------------------------------------------------

                                    ARTICLE V
                             EFFECTIVE DATE (MERGER)

         The effective date of these Articles of Merger shall be January 1, 2002.

                                   ARTICLE VI
                              AMENDMENT OF ARTICLES

         Article I of the Articles of Organization of Sugar Camp Coal, LLC, the name of the Surviving LLC, is hereby amended as follows:

                                   "ARTICLE I
                                      NAME
         The name of the company formed hereby is Arclar Company, LLC."

         The amendment was adopted on December 17, 2001 by Black Beauty Coal Company and Franks Energy, L.L.C., the members of the Surviving LLC, in accordance with the articles of organization and operating agreement of the company and the Indiana Business Flexibility Act.

                                   ARTICLE VII
                           EFFECTIVE DATE (AMENDMENT)

         The effective date of these Articles of Amendment shall be January 1, 2002.

         IN WITNESS WHEREOF, the undersigned, being the members of the Surviving LLC, executes these Articles of Merger and Amendment and verifies subject to the penalties of perjury, the statements contained herein are true this 20th day of December, 2001.

                                        BLACK BEAUTY COAL COMPANY

                                        By : /s/ Daniel S. Hermann
                                            ------------------------------------
                                                 Daniel S. Hermann, President

                                        FRANKS ENERGY, L.L.C.

                                        By : /s/ Thomas W. Franks
                                            ------------------------------------
                                                 Thomas W. Franks, President

THIS INSTRUMENT WAS PREPARED BY: CHARLES A. COMPTON, ATTORNEY AT LAW, ZIEMER, STAYMAN, WEITZEL & SHOULDERS, LLP, 20 N.W. FIRST STREET, P.O. BOX 916, EVANSVILLE, INDIANA 47706-0916; TELEPHONE: (812) 424-7575.

                                   EXHIBIT "A"

                                 PLAN OF MERGER

         This Plan of Merger (the "Plan") sets forth the terms and conditions for the merger of Black Beauty Illinois, L.L.C., an Indiana limited liability company, and Arclar Company, L.L.C., an Indiana limited liability company (collectively, the "Merging LLC's"), with and into Sugar Camp Coal, LLC ("Surviving LLC"), an Indiana limited liability company.

                                    RECITALS

         As of the effective date and time of the merger contemplated herein, the Merging LLC's are effectively wholly owned subsidiaries of the Surviving LLC, and it is desirable to merge the Merging LLC's into the Surviving LLC.

                                    ARTICLE I
                      Name OF CONSTITUENT BUSINESS ENTITIES

         The business entities that are the parties to this Plan are Black Beauty Illinois, L.L.C., Arclar Company, L.L.C. and Sugar Camp Coal, LLC.

                                   ARTICLE II
                                SURVIVING ENTITY

         The Surviving LLC shall be the surviving business entity. The name of the surviving entity upon consummation of the merger shall become Arclar Company, LLC.

                                   ARTICLE III
                             EFFECTIVE DATE AND TIME

         The Merger shall be effective upon January 1, 2002.

                                   ARTICLE IV
                              TERMS AND CONDITIONS

         The Merging LLC's shall merge entirely with and into the Surviving LLC. The Surviving LLC shall retain limited liability.

                                    ARTICLE V
               MANNER AND BASIS OF CONVERTING OWNERSHIP INTERESTS

         In consideration of the fact that, as of the effective date and time of the merger, the Surviving LLC wholly owns or controls the Merging LLC's, upon the merger no interest in the Surviving LLC shall be exchanged for the shares of the Merging LLC's.

                                   ARTICLE VI
                             EFFECT ON SURVIVING LLC

         The Articles of Organization and the Operating Agreement of the Surviving LLC shall be amended by changing the Surviving LLC's name from Sugar Camp Coal, LLC to Arclar Company, LLC, while the registered agent and the principal office of the Surviving LLC shall be unchanged upon the merger.

         IN WITNESS WHEREOF, the undersigned have executed this Plan of Merger this 20th day of December, 2001.

BLACK-BEAUTY ILLINOIS, L.L.C.           ARCLAR COMPANY, LLC.

By: /s/ Thomas W. Franks,               By: /s/ Thomas W. Franks, President
    -------------------------------         ------------------------------------
        Thomas W. Franks,                       Thomas W. Franks, President
        Chief Executive Officer

SUGAR CAMP COAL, LLC

By /s/ Thomas W. Franks,
   -------------------------------
     Thomas W. Franks,
     Chief Executive Officer

THIS INSTRUMENT WAS PREPARED BY: CHARLES A. COMPTON, ATTORNEY AT LAW, ZIEMER, STAYMAN, WEITZEL & SHOULDERS, LLP, 20 N.W. FIRST STREET, P.O. BOX 916, EVANSVILLE, INDIANA 47706-0916; TELEPHONE: (812) 424-7575.